SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 11, 2005
                 -----------------------------------------------


                             Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


    New Jersey                       1-12609                  22-2433468
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation)               File Number)           Identification No.)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ              08034-5400
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    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code  856-751-9000
                                                   -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ___ Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)


            Soliciting material pursuant to Rule 14a-12 under the Exchange Act ___ (17 CFR 240.14a-12)


            Pre-commencement communications pursuant to Rule 14d-2(b) under the
         ___ Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the
         ___ Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On May 11, 2005, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this report.

Forward-looking Statements and Associated Risk Factors

The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Company's control). The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause the Company's financial performance to differ materially from that expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB"); inflation; interest rates, market and monetary fluctuations; the timely development of competitive new products and services by the Company and the acceptance of such products and services by customers; the willingness of customers to substitute competitors' products and services for the Company's products and services and vice versa; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; future acquisitions; the expense savings and revenue enhancements from acquisitions being less than expected; the growth and profitability of the Company's non-interest or fee income being less than expected; unanticipated regulatory or judicial proceedings; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: May 11, 2005                   COMMERCE BANCORP, INC.

                                     By:  /s/ DOUGLAS J. PAULS
                                          -------------------------
                                          Douglas J. Pauls
                                          Senior Vice President and Chief
                                          Financial Officer